Exhibit 3.187

State of Minnesota

Secretary of State

CERTIFICATE OF INCORPORATION

I, Mary Kiffmeyer, Secretary of State of Minnesota, do certify that: Articles of Incorporation, duly signed and acknowledged under oath, have been filed on this date in the Office of the Secretary of State, for the incorporation of the following corporation, under and in accordance with the provisions of the chapter of Minnesota Statutes listed below.

This corporation is now legally organized under the laws of Minnesota.

Corporate Name: Vasko Rubbish Removal, Inc.

Corporate Charter Number: 12A-804

Chapter Formed Under: 302A

This certificate has been issued on 03/04/2002.

/s/ Mary Kiffmeyer

Secretary of State

ARTICLES OF INCORPORATION

OF

VASKO RUBBISH REMOVAL, INC.

The undersigned incorporator, being a natural person of full age, in order to form a corporation under Minnesota Statutes, Chapter 302A (hereinafter referred to as the “Act”), hereby adopts the following Articles of incorporation:

ARTICLE I

NAME

The name of the Corporation shall be Vasko Rubbish Removal, Inc.

ARTICLE II

REGISTERED OFFICE

The location and address of the registered office of the Corporation shall be 309 Como Avenue, St. Paul, Minnesota 55101.

ARTICLE III

INCORPORATOR

The name and address of the person acting as incorporator of this Corporation is as follows:

Elizabeth H. Kiernat

Felhaber, Larson, Fenlon and Vogt, P.A.

30 East Seventh Street

2100 Minnesota World Trade Center

St. Paul, Minnesota 55101-4901

ARTICLE IV

PURPOSES AND POWERS

The Corporations is optimized for general business purposes, with unlimited power to engage in any lawful act concerning any and all lawful business for which a corporation may be organized under the Act, do any and all things reasonably necessary or incidental to accomplish such purposes. Corporation is also empowered to carry out all such general business purposes in any state, territory, district or possession of the United States, or in any foreign country, and, if one or more of such purposes is forbidden by law, to limit, in any certificate for application to do [            ]es the purpose or purposes which the Corporation proposes to carry on therein to those purposes not forbidden by the law thereof.

ARTICLE V

DURATION

The duration of the Corporation is perpetual.

ARTICLE VI

AUTHORIZED STOCK

a. The aggregate number of shares that the Corporation has the authority to issue is one thousand (1,000), all of which shall be designated common stock, $.01 par value.

b. At no time may the Corporation issue stock to more than 75 shareholders.

c. At no time shall the Corporation issue stock to partnerships, corporations, non-resident aliens, or others whose stock ownership would render the Corporation an ineligible corporation under Internal Revenue Code Section 1361(b)(2), or successor provisions, unless the “S Corporation” election shall have already been revoked as of that time.

d. The Board of Directors may impose such restrictions on stock transfers as are deemed necessary to prevent the Corporation’s stock from coming into ownership of a person or entity or a number of persons or entities whose ownership would cause the Corporation to be deemed an ineligible corporation under Internal Revenue Cade Section 1361(b)(2).

e. Each certificate of stock in the Corporation shall bear the following legend:

The securities represented by this Certificate are restricted pursuant to the terms of the Articles of Incorporation of Vasko Rubbish Removal, Inc. and have not been registered under the Securities Act of 1933, as amended, or the Blue Sky Laws of the State of Minnesota, or any other federal or state laws which require the registration of securities or regulate the sale or issuance of securities. Such securities may not be sold, transferred, or otherwise disposed of except pursuant to an effective registration statement or appropriate exemption from registration under the foregoing or other applicable laws, rules, or regulations.

The foregoing legend represents restrictions on the transferability of the securities represented by this Certificate.

ARTICLE VII

NO CUMULATIVE VOTING

No shareholder of this Corporation shall have any cumulative voting rights.

ARTICLE VIII

PREEMPTIVE RIGHTS

No shareholder of this Corporation shall have any preemptive rights by virtue of Section 302A of the Minnesota Statutes (or similar provisions of future law) to subscribe for, purchase or acquire any shares of the Corporation of any class, whether unissued or now or hereafter authorized, or any obligations or other securities convertible into or exchangeable for any such shares.

ARTICLE IX

BOARD OF DIRECTORS

The business of the Corporation shall be managed by a Board of one or more Directors, subject to increase or decrease in the number of Directors pursuant to the Bylaws.

ARTICLE X

BOARD ACTION WITHOUT MEETING

Any action required or permitted to be taken by the Board of Directors of this Corporation may be taken by written action signed by the number of directors that would be required to take the same action at a meeting of the Board at which all of the directors then in office are present.

ARTICLE XI

LIMITATION ON DIRECTOR LIABILITY

A director shall have no personal liability to the Corporation or its shareholders for monetary damages for breach of fiduciary duty, except that such limitation on liability shall not apply to:

a. Any breach of the director’s duty of loyalty to the Corporation or its shareholders;

b. For acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

c. For violations of Minnesota Statutes § 302A.559 or Minnesota Statutes § 80A.23, as amended;

d. For any transaction from which the director derived an improper personal benefit; or

e. For any act or omission occurring prior to the date when these Articles became effective.

If the Minnesota Business Corporation Act is amended to authorize the further elimination or limitation of the liability of the directors, then the liability of the director to the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Minnesota Business Corporation Act. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of, or any right or protection as, a director of the Corporation existing at, or with respect to, any act or omission which occurred prior to the date of such repeal or modification.

ARTICLE XII

INDEMNIFICATION

The Corporation shall indemnify its officers and directors to the fullest extent permissible under the provisions of Chapter 302A of the Minnesota Statutes, as amended from time to time, or as required or permitted by other provisions of law. Any repeal or modification of this Article will be prospective only and will not adversely affect any right to indemnification of a director or officer of the Corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, I have subscribed my name this 28th day of February, 2002.

/s/ Elizabeth H. Kiernat

Elizabeth H. Kiernat, Incorporator

State of Minnesota

Department of State

Filed Mar-4 2002

Mary Kiffmeyer

Secretary of State

MINNESOTA SECRETARY OF STATE

NOTICE OF CHANGE OF REGISTERED OFFICE/REGISTERED AGENT

Please read the instructions on the back before completing this form.

1. Entity Name: Vasko Rubbish Removal, Inc.

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.    Street 405 Second Avenue South    City    Minneapolis    State    MN    Zip Code    55401

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities): C T Corporation System Inc.

If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135. I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 809.48 as if I had signed this notice under oath.

/s/ Michael K. Slattery, Secretary

Signature of Authorized Person

Michael K. Slattery, Secretary

Name and Telephone Number of a Contact Person: Joyce Hansen (414) 479-7802 please print legibly

Filing Fee: For Profit Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00 Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

Non-Minnesota Corporations: $850.00.

Make checks payable to Secretary of State

Return to: Minnesota Secretary of State

180 State Office Bldg.

100 Rev. Dr. Martin Luther King Jr. Blvd.

St. Paul, MN 55155-1299

(651) 296-2803

State of Minnesota

Department of State

Filed Dec 12 2005

Mary Kiffmeyer

Secretary of State

STATE OF MINNESOTA SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Type or print in black ink.

2. There is a $35.00 fee payable to the Secretary of State (YOUR CANCELLED CHECK IS YOUR RECEIPT) for filing this “Amendment of Articles of Incorporation”.

3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change) Vasko Rubbish Removal, Inc.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

Format (mm/dd/yyyy) 7/1/2006

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form    1).

Name: The name of the corporation shall be Veolia ES Vasko Rubbish Removal, Inc.

These Articles of Amendment shall have a delayed effective date of July 1, 2006.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

Name and telephone number of contact person:	Joyce Hansen	Please print legibly
(414) 479-7802

If you have any questions please contact the Secretary of State’s office at (651) 296-2803.

MAIL TO: Secretary of State

Corporate Division

180 State Office Building

100 Rev. Dr. Martin Luther King Jr. Blvd

St. Paul, MN 55155-1299

(No walk-in service available at this location for corporate, UCC or notary)

Walk-in service is available at our public counter located in the Minnesota State Retirement System Bldg., 60 Empire Drive, Suite #100, St, Paul, MN 55103.

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

The Secretary of State’s Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651) 296-2803/Voice. For TTY communication, contact the Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651) 296-2803.

MINNESOTA SECRETARY OF STATE

NOTICE OF CHANGE OF

REGISTERED OFFICE/REGISTERED AGENT

Please read the instructions on the back before completing this form.

1. Entity Name: See Attached List

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.    Street 100 South Fifth St., Suite 1075    City    Minneapolis    State    MN    Zip Code    55402

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities): If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

/s/

Signature of Authorized Person

Name and Telephone Number of a Contact Person    Marie Hauer    (212) 894-8504      please print legibly

Filing Fee: For Profit Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00. Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

Non-Minnesota Corporations: $50.00.

Make checks payable to Secretary of State (YOUR CANCELLED CHECK IS YOUR RECEIPT).

MAIL TO: Secretary of State

Corporate Division

180 State Office Building

100 Rev. Dr. Martin Luther King Jr. Blvd

St. Paul, MN 55155-1299

(No walk-in service available at this location for corporate, UCC or notary)

Walk-in service is available at our public counter located in the Minnesota State Retirement System Bldg, 60 Empire Drive, Suite #100, St. Paul, MN 55103.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002

Charter#	Type	Business Name

6K-890	DC	1145 ARGYLE CORPORATION

6H-874	DC	717 HB Minneapolis, Inc.

4Y-1	DC	A P Meritor, Inc.

1585630-2	DC	AAA Galvanizing of Minnesota Inc.

12G-74	DC	Accurate Contracting, Inc.

5Q-207	DC	ACN Group, Inc.

9S-697	DC	ACRO Business Finance Corp.

6H-932	DC	ACT Teleconferencing Services, Inc.

8L-987	DC	ACT VideoConferencing, Inc.

389-AA	DC	ADM Milling Co.

1359944-2	DC	Advance Digital Concepts, Inc.

10Y-107	DC	Advanced Component Technologies, Inc.

2214228-2	DC	Advanced Home Services, Inc.

4B-808	DC	Advanced Respiratory, Inc.

12A-113	DC	Advanced Specialized Technologies, Inc.

1950546-2	DC	Advantix Corporation

4N-920	DC	AEGON Financial Services Group, Inc.

2203446-2	DC	AFC of Minnesota Corporation

228-AA	DC	Aggregate Industries - North Central Region, Inc.

11X-798	DC	Aggregate Industries Land Company, Inc.

1219221-4	DC	Ainsworth Corp.

1914338-2	DC	AJ’s Sales & Service, Inc.

1327738-2	DC	Alan deJesus, Inc.

7P-821	DC	ALBERT LEA NEWSPAPERS, INC.

120-363	DC	Aldi, Inc. (Minnesota)

10I-447	DC	Alias, Inc.

6A-470	DC	ALL AMERICAN SEMICONDUCTOR OF MINNESOTA, INC.

7W-907	DC	ALLAN WEST CONSULTING, Inc.

1823145-2	DC	Allied Pharmacy Cooperative

4U-1005	DC	ALMO DISTRIBUTING MINNESOTA, INC.

648-AA	DC	Ambassador West Apartments, Inc.

8R-325	DC	AMERIC DISC U.S.A. – MINNESOTA, INC.

2213010-4	DC	America’s Agricultural Workforce Cooperative

1-495	DC	American Uniform Co.

2042928-2	DC	AnA English Worldwide Co.

9W-156	DC	Antique Auto Restoration, Inc.

10-109	DC	Applied Fluid Power, Inc.

11E-53	DC	Art ‘N Soul of Minnesota, Inc.

9Q-453	DC	Associated Material Handling (Minnesota), Inc.

2159881-2	DC	Assured Performance Cooperative

12J-184	DC	Atlas Cold Storage USA Inc.

10J-498	DC	ATM Management Services, Inc.

7P-820	DC	AUSTIN NEWSPAPERS, INC.

8K-106	DC	AUTOMATIC GARAGE DOOR AND FIREPLACES, INC.

1359954-2	DC	Baldwin Financial Corporation

7P-639	DC	BANCNORTH INVESTMENT GROUP, INC.

1864993-2	DC	Bannecker Design & Manufacturing Cooperative

8A-440	DC	Banta Direct Marketing, Inc.

11X-776	DC	Banta Finance Corporation

1053702-2	DC	Barge Channel Road Company

726-AA	DC	Bay State Milling Company

1523559-2	DC	Bear Stearns Residential Mortgage Corporation - Mi

T-500	DC	Bell Industries, Inc.

2090039-8	DC	Benchmark Hospitality of Minnesota, Inc.

Q-302	DC	Beneficial Loan & Thrift Co.

8Y-610	DC	BENEFIT INFORMATION SERVICES, INC.

3F-507	DC	Benson-Quinn Commodities, Inc.

6Y-386	DC	Best Vendors Management Company, Inc.

11K-975	DC	bi-pro Marketing U.S.A. Limited, Inc.

2213010-2	DC	Bio Security Cooperative of America

1865632-2	DC	BKP HOLDINGS, INC.

1125711-2	DC	BlackRidge Financial, Inc.

2094517-2	DC	Blue Water Home Design Studio, Inc.

3F-273	DC	Boart Longyear International Holdings, Inc.

7H-845	DC	BOMBARDIER CAPITAL RAIL, INC.

1509795-2	DC	Bombay Vegan, Inc.

2200881-7	DC	Book Warehouse of Medford, Minnesota, Inc.

2196028-2	DC	Border States Electric Supply of Minnesota, Inc.

1R-866	DC	BounceBackTechnologies.com, Inc.

1F-666	DC	Braas Company

4P-705	DC	BROWN & BIGELOW, INC.

2D-274	DC	Burckhardt Asset Subsidiary, Inc.

11B-4	DC	BURKE GROUP MINNESOTA, INC.

G-802	DC	Burns Manufacturing Company

9P-246	DC	Burnsville Sanitary Landfill, Inc.

26628-AA	DC	Butler Brothers

6W-71	DC	Cajian Bell, Inc.

1056538-2	DC	Camden Culinary, Inc.

10E-114	DC	Campoco, Inc.

2U-900	DC	Canaccord Capital Corporation (USA), Inc.

5P-445	DC	Cannon Technologies, Inc.

11V-344	DC	Carbon Collaborative, Inc.

7O-22	DC	Caribou Coffee Company, Inc.

11C-880	DC	Caritas Technologies, Inc.

2223154-2	DC	Carnegie Funding, Inc.

7Z-27	DC	CCT - Mall of America I, Incorporated

2R-96	DC	CenterTherapy, Inc.

N-804	DC	Central Roofing Company

2088666-3	DC	Century Park Pictures Corporation

W-502	DC	CenturyTel of Minnesota, Inc.

1957147-2	DC	Cerealogy Incorporated

SK-937	DC	Certified Power, Inc.

9Y-141	DC	Certiport, Inc.

3H-679	DC	CF Companies, Inc.

1101482-2	DC	CG Applied Economic Analysis, Inc.

6C-248	DC	Champps Operating Corporation

12J-917	DC	Charlie’s Clean Cars, Inc.

4V-1085	DC	Checker Flag Parts, Inc.

5C-507	DC	Chex Systems, Inc.

7V-686	DC	Cirrus Aircraft Corporation

6P-396	DC	CitiFinancial Auto, Ltd.

E-588	DC	CitiFinancial Services, Inc.

1M-827	DC	Clariant Life Science Molecules (America), Inc.

8P-493	DC	Clark E. Johnson, Jr., Limited

2W-950	DC	Cliffs Biwabik Ore Corporation

4D-606	DC	Comcast MO of Burnsville/Eagan, Inc.

5G-984	DC	Comcast MO of Minnesota, Inc.

4C-370	DC	Comcast MO of Quad Cities, Inc.

4D-611	DC	Comcast MO of the North Suburbs, Inc.

4H-491	DC	Comcast of St. Paul, Inc.

7S-753	DC	Comcast Phone of Minnesota, Inc.

2P-1011	DC	Comfort Systems USA (Twin Cities), Inc.

2G-319	DC	CompuCom IT Solutions, Inc.

J-554	DC	Centel of Minnesota, Inc.

6-AA	DC	Continental Machines, Inc.

2135575-2	DC	CooperationWorks!

U-374	DC	CORUS BANKSHARES, INC.

4D-182	DC	CRYSTEEL INTERNATIONAL MARKETING, LTD.

1Q-665	DC	Crysteel Manufacturing, Inc.

7B-919	DC	CSI Staff, Incorporated

6R-435	DC	Culligan Store Solutions, Inc.

8I-67	DC	D & K OF MINNESOTA, INC.

5N-197	DC	DACCO/DETROIT OF MINNESOTA, INC.

2C-150	DC	Dakota Barge Service, Inc.

3G-777	DC	Dalson Foods, Inc.

6W-38	DC	Dan & Jerry’s Greenhouses, Inc.

5I-548	DC	Dan’s Prize, Inc.

8C-326	DC	Danbury Printing & Litho, Inc.

1944929-2	DC	Dart Acquisition Corp.

26395-AA	DC	DCCO, Inc.

1F-1	DC	Dee-Co Holdings, Inc.

838830-2	DC	Definity Health of New York, Inc.

4P-32	DC	DELTA INTERNATIONAL MACHINERY CORP.

1364040-3	DC	Deluxe Enterprise Operations, Inc.

2049525-2	DC	Deluxe Johnson Corporation, Inc.

1364040-2	DC	Deluxe Manufacturing Operations, Inc.

1364040-4	DC	Deluxe Small Business Sales, Inc.

6H-580	DC	Designer Doors Incorporated

2G-431	DC	Detector Electronics Corporation

1325818-4	DC	DGI Holding Corp.

3Q-392	DC	Discount Tire Company of Minnesota, Inc.

12K-835	DC	Diversified Web Systems, Inc.

7H-889	DC	DLR Group, Inc.

F-133	DC	DoALL Industrial Supply Corp.

7Q-542	DC	DPW Publishing, Inc.

11L-837	DC	DRI-STEEM Corporation

26591-AA	DC	Duluth, Winnipeg and Pacific Railway Company

1925649-2	DC	Dutch Holdings, Inc.

1Z-225	DC	Dyco Petroleum Corporation

6S-768	DC	E-Z-Dock, Inc.

N-541	DC	E. F. Johnson Company

9K-432	DC	ECA Marketing, Inc.

1438285-8	DC	EFS, Inc.

10P-820	DC	eFunds Global Holdings Corporation

9U-353	DC	eFUNDS OVERSEAS, INC.

798728-2	DC	Egmond Associates, Ltd.

2X-1033	DC	Elk River Landfill, Inc.

8X-147	DC	Elna international Corporation

1013855-5	DC	Emerald Express, Inc.

10N-822	DC	Empi Corp.

3B-418	DC	Empi, Inc.

12G-177	DC	Encore Software, Inc.

3S-966	DC	Engineering Repro Systems, Inc.

9F-218	DC	ENNUIGO, INC.

5I-195	DC	Enterprise Leasing Company

10K-495	DC	EquiFirst Mortgage Corporation of Minnesota

8J-446	DC	Equity One, Inc.

5K-369	DC	Eschelon Telecom of Minnesota, Inc.

9V-110	DC	Evolvable Corporation

10C-921	DC	Express Payday Loans, Inc.

1201759-2	DC	Express Plumbers, Inc.

1336693-2	DC	Fabrique Horlogerie Internationale, Inc.

110-500	DC	Face Fire, Inc.

1950290-4	DC	Fairview Road Company

8M-255	DC	Faithful+Gould, Inc.

611-AA	DC	Federal Cartridge Company

7P-822	DC	FERGUS FALLS NEWSPAPERS, INC.

10N-517	DC	Fieldwork Minneapolis, Inc.

4L-581	DC	FILTRA TECH SYSTEMS, INC.

11M-969	DC	First Choice Bancorp

12L-486	DC	First NLC, Inc.

6Y-975	DC	First Protection Company

3J-929	DC	First Protection Corporation

5F-1077	DC	First Team Sports, Inc.

10T-617	DC	Flair Flexible Packaging Corp. (USA}

1Z-718	DC	Flavorite Laboratories, Inc.

11T-776	DC	Fortran Traffic Systems, Inc.

5Q-51	DC	FORUM BIG SAND LAKE CO.

6Z-122	DC	FRONTIER COMMUNICATIONS OF MINNESOTA, INC.

1447265-2	DC	FRUITFUL BOUGH, INC.

O-800	DC	Fullerton Properties, Inc.

6F-260	DC	Future Dreams, Inc.

1Y-621	DC	G. M. Stewart Lumber Company, Inc.

1972954-2	DC	G.Howard, Inc.

7T-922	DC	G.J. Hartman Corporation

4U-578	DC	GALLERY PHYSICAL THERAPY CENTER, INC.

677845-2	DC	Gallop Technologies, Inc.

6W-906	DC	GAME FINANCIAL CORPORATION

5W-606	DC	Gamestop, Inc.

12G-73	DC	GCM Xpress, Inc.

8L-725	DC	GDM Software, Inc.

12J-945	DC	GE Osmonice, Inc.

1771163-3	DC	GEM Wellness Products & Services, Inc.

12G-101	DC	Gemini Partners, Inc.

740072-3	DC	Gen-ID Lab Services, Inc.

11D-407	DC	Geneon Entertainment (USA}, Inc.

7F-127	DC	GenOx Corporation

1725094-2	DC	Glenn Taylor & Associates, Inc.

740282-3	DC	Gohman Sales Corporation

1W-224	DC	Granite City Ready Mix, Inc.

8S-396	DC	Grede St. Cloud, Inc.

2E-483	DC	Green Giant International, Inc.

12C-372	DC	H & H Partners, Inc.

582-AA	DC	H.D. HUDSON MANUFACTURING COMPANY

6T-578	DC	H/C, Inc.

1273-AA	DC	Hallett Construction Company

26719-AA	DC	Hanson Pipe & Products Minnesota, Inc.

1421150-5	DC	Hanson Pipe & Products Ohio, Inc.

X-625	DC	Hanson Structural Precast Midwest, Inc.

9S-281	DC	Harsco Minnesota Corporation

10B-108	DC	Harsco Technologies Corporation

8O-278	DC	Heartland Automotive Services, Inc.

4M-925	DC	Helix Energy Solutions Group, Inc.

6K-376	DC	HERZOG ENVIRONMENTAL, INC.

9W-414	DC	Hespeler Hockey Holding, Inc.

7V-633	DC	HFTA FOURTH CORPORATION

3O-278	DC	Hibbing Taconite Holding, Inc.

2005515-2	DC	HILL TOP INN MOTEL, INC.

5A-371	DC	Hogenson Construction of North Dakota, Inc.

8L-150	DC	Home Savings Bancorp.

9S-759	DC	Hormel Financial Services Corporation

4J-397	DC	HOTLINE PRODUCTS, INC.

4D-465	DC	Hubbard Broadcasting, Inc.

657581-2	DC	HWC, Inc.

101-548	DC	Iceberg Acquisition, Inc.

41-499	DC	In Home Health, Inc.

11F-711	DC	Inergo Corporation

8J-729	DC	Infrared Solutions, Inc.

4W-892	DC	Instantwhip-Minneapolis, Inc.

11U-394	DC	Institute For Complementary & Alternative Medicine

991713-2	DC	Insurance Intermediaries, Inc.

9R-965	DC	Integra Telecom of Minnesota, Inc.

1265025-2	DC	Integrated Media Cooperative

1P-254	DC	International Electro Exchange Corporation

3672-AA	DC	Iowa Holding Company

12K-17	DC	Iron Berries, Inc.

7O-776	DC	Irresistible Ink, Inc.

S-467	DC	Island Inn Company

12J-515	DC	ISTATE TRUCK, INC.

7D-547	DC	J. Griffin & Associates, Inc.

120-224	DC	Jennie-O Turkey Store International, Inc.

M-177	DC	Jennie-O Turkey Store, Inc.

1852321-2	DC	JOHN F. TORTI ARCHITECTURAL CORPORATION

1955897-2	DC	Jordan Motorworks, Inc

1354665-2	DC	Kaboban Corporation

11T-778	DC	Katadyn North America, Inc.

3K-108	DC	KBL Cablesystems of Minneapolis, Inc.

3N-814	DC	KBL Cablesystems of the Southwest, Inc.

9M-882	DC	Kensington Cottages Corporation of America

8W-317	DC	Kenzercorp of Minnesota, Inc.

5E-483	DC	Keystone Retaining Wall Systems, Inc.

10J-164	DC	KIR Minnetonka 552, Inc.

8F-992	DC	KMF, Inc.

7E-119	DC	KMK DUNKA, INC.

1J-1103	DC	Knife River Corporation - North Central

3V-472	DC	Kost, Inc.

8B-20	DC	KRUSE PAVING, INC.

5M-183	DC	KSAX-TV, Inc.

1290234-2	DC	Lakes Chiropractic Clinic, Inc.

6X-926	DC	Lallemand Specialties, Inc.

G-1125	DC	Lambert Transfer Company

11H-244	DC	Lancaster Laboratories, Inc.

5P-196	DC	Landmark Contract Management, Inc.

10B-719	DC	Landry’s Seafood House - Minnesota, Inc.

1291161-2	DC	LastCallPos, Inc.

G-874	DC	LB Real Properties, Inc.

2031700-2	DC	Lehat Financial Corp.

120-414	DC	Lettek Company

1T-927	DC	Life Uniform Company of Minnesota

1841736-2	DC	Lilbuddy Corporation

9C-610	DC	LION HYDRAULICS, INC.

9R-928	DC	LISA MUELLER INC., INTERNATIONAL

2131851-2	DC	Lithia of Minnesota, Inc.

7N-301	DC	LONE STAR STEAKHOUSE & SALOON OF MINNESOTA, INC.

1N-929	DC	LSI Corporation of America, Inc.

10S-54	DC	Macquarie Office (US) No 2 Corporation

1197776-3	DC	Major League Merger Corporation

11P-436	DC	Marathon Dairy Investment Corp.

7X-781	DC	MARCUS NORTHSTAR, INC.

12M-265	DC	Mark David Real Estate Services, Inc.

48-346	DC	MARSHALLS OF RICHFIELD, MN., INC.

1364040-5	DC	McBee Systems Ohio, Inc.

6L-438	DC	McNeilus Companies, Inc.

6O-58	DC	McNeilus Financial Services, Inc.

1W-235	DC	McNeilus Truck and Manufacturing, Inc.

4T-936	DC	MEDALLION CABINETRY, INC.

7T-518	DC	Medallion Capital, Inc.

Z-288	DC	Medical Arts Press, Inc.

5Q-587	DC	Medtronic Asia, Ltd.

1U-997	DC	Medtronic Bio-Medicus, Inc.

5S-407	DC	Medtronic China, Ltd.

8U-248	DC	Medtronic international Technology, Inc.

6W-521	DC	Medtronic International Trading, Inc.

5S-919	DC	Medtronic Latin America, Inc.

1255969-4	DC	Medtronic Pacific Trading, Inc.

8H-898	DC	Medtronic Treasury International, Inc.

8H-900	DC	Medtronic Treasury Management, Inc.

4R-233	DC	Medtronic USA, Inc.

2N-808	DC	Medtronic World Trade Corporation

1R-17	DC	Meggitt Defense Systems Caswell, Inc.

8F-55	DC	METCO HOLDINGS, INCORPORATED

2219961-2	DC	MIC Holdings, Inc.

2125905-2	DC	Micro Craft, Inc.

K-51	DC	Mid-Continent Lumber Dealers Supply, Inc.

2035792-5	DC	MidCountry Mortgage Investments, Inc.

1615174-2	DC	Midwest Comic Book Association, Inc.

11X-211	DC	Midwest Dental, Inc.

1788189-4	DC	MIDWEST EQUITY CONSULTANTS, INC.

11M-148	DC	MIDWEST INSURANCE SALES, INC.

2D-1037	DC	Midwest of Cannon Falls, Inc.

D-688	DC	Miller & Holmes, Inc.

5I-827	DC	MINNEAPOLIS MOTEL ENTERPRISES, INC.

5U-486	DC	Minnesota Cable Properties, Inc.

1549183-2	DC	Minnesota Early Autism Project, Inc.

8A-412	DC	Minnesota Harbor Service, Inc.

8B-445	DC	Minnesota Lawn Maintenance, Inc.

1121867-2	DC	Minnesota Linked Bingo, Inc.

2200615-2	DC	Minnesota Outboard Corporation

12Q-166	DC	Minnesota Pallet Company, Inc.

7Q-43	DC	MINNESOTA PUBLISHERS, INC.

1972963-2	DC	Minnesota Specialty Finance, Inc.

30298-AA	DC	Minnesota, Dakota & Western Railway Company

E-998	DC	Mittal Steel USA-Ontario Iron Inc.

1Q-751	DC	MLT, Inc.

2A-616	DC	Monarch Industries, Inc.

8E-997	DC	Morgan Stanley Credit Corporation of Minnesota

1O-34	DC	Motel Sleepers, Inc.

11B-243	DC	MP&E, Inc.

1H-1027	DC	Mueller Sales, Corp.

550-AA	DC	MUTUAL SERVICE LIFE INSURANCE COMPANY

4Q-82	DC	National Benefit Resources, Inc.

7G-253	DC	National Surgical Assistants Association, Inc.

6U-553	DC	Navarre Biomedical, Ltd.

1364040-6	DC	NEBS Payroll Services, Inc.

2223110-2	DC	Nelson Financial Corporation

7V-309	DC	NEO Corporation

8Q-979	DC	NES MINNESOTA, INC.

1240937-2	DC	NETECHNICA, Inc.

11R-352	DC	NetPass Systems, Inc.

9J-11	DC	NetSelector, Inc.

6A-195	DC	Neve, Inc.

6T-474	DC	New Money Express, Inc.

7J-237	DC	New Perspective of Minnesota, Inc.

835119-10	DC	Newman Technology Partners, Inc.

9F-321	DC	Nighthawk Transport, Incorporated

2K-228	DC	Norstan Communications, Inc.

3I-1050	DC	Norstan Financial Services, Inc.

9P-189	DC	Norstan International, Inc.

X-1183	DC	Norstan, Inc.

5F-353	DC	Nortel Cable Corporation

952274-3	DC	NORTH AMERICAN TITLE COMPANY

2017288-4	DC	North Industrial Road Company

4L-861	DC	North Star Concrete Group, Inc.

2G-569	DC	North Star Ice, Inc.

7I-400	DC	Northern Healthcare, Inc.

6Y-78	DC	NORTHERN SUPPLY COMPANY, INC.

1O-1169	DC	NORTHSTAR MATERIALS, INC.

A-517	DC	Northwest Airlines, Inc.

9A-646	DC	NovaCare Rehabilitation, Inc.

4F-1154	DC	NUGGET DRILLING CORPORATION

11W-853	DC	NutriVision, Inc.

75-922	DC	Nuveen Arizona Premium Income Municipal Fund, Inc.

6U-587	DC	Nuveen California Investment Quality Municipal Fund

60-119	DC	Nuveen California Municipal Market Opportunity Fund

5Q-274	DC	Nuveen California Municipal Value Fund, Inc.

6L-326	DC	Nuveen California Performance Plus Municipal Fund, Inc.

7C-755	DC	Nuveen California Quality Income Municipal Fund, Inc.

6Z-691	DC	Nuveen California Select Quality Municipal Fund, Inc.

7J-486	DC	Nuveen Insured California Premium Income Municipal

7R-176	DC	Nuveen Insured California Premium Income Municipal

7C-756	DC	Nuveen Insured Municipal Opportunity Fund, Inc.

7J-487	DC	Nuveen Insured New York Premium Income Municipal Fund

6V-328	DC	Nuveen Insured Quality Municipal Fund, Inc.

6O-120	DC	Nuveen Investment Quality Municipal Fund, Inc.

7N-323	DC	Nuveen Michigan Premium Income Municipal Fund, Inc.

7C-757	DC	Nuveen Michigan Quality Income Municipal Fund, Inc.

6L-992	DC	Nuveen Municipal Advantage Fund, Inc.

5V-912	DC	Nuveen Municipal Income Fund, Inc.

60-121	DC	Nuveen Municipal Market Opportunity Fund, Inc.

5N-667	DC	Nuveen Municipal value Fund, Inc.

6W-692	DC	Nuveen New Jersey Investment Quality Municipal Fund

7N-324	DC	Nuveen New Jersey Premium Income Municipal Fund, Inc.

6O-586	DC	Nuveen New York Investment Quality Municipal Fund, Inc.

5Q-275	DC	Nuveen New York Municipal Value Fund, Inc.

6L-327	DC	Nuveen New York Performance Plus Municipal Fund, Inc.

7C-759	DC	Nuveen New York Quality income Municipal Fund, Inc

6Z-692	DC	Nuveen New York Select Quality Municipal Fund, Inc.

7C-760	DC	Nuveen Ohio Quality Income municipal Fund, Inc.

6H-429	DC	Nuveen Performance Plus Municipal Fund, Inc.

7F-170	DC	Nuveen Premier Insured Municipal Income Fund, Inc.

7C-761	DC	Nuveen Premier Municipal Income Fund, Inc.

7F-169	DC	Nuveen Premium Income Municipal Fund 2, Inc.

7R-170	DC	Nuveen Premium Income Municipal Fund 4, Inc.

5X-310	DC	Nuveen Premium Income Municipal Fund, Inc.

6X-691	DC	Nuveen Quality Income Municipal Fund, Inc.

6X-692	DC	Nuveen Select Quality Municipal Fund, Inc.

2I-607	DC	Octagon Risk Services, Inc.

2109202-2	DC	Olson Brothers Distributing, Inc.

11I-250	DC	Omni Workspace Company

6A-300	DC	On Time Delivery Service, Inc.

2L-874	DC	Ontario Eveleth Company

2L-800	DC	Ontario Hibbing Company

1196367-2	DC	Orlin Research, Inc.

7C-899	DC	ORR-SCHELEN-MAYERON & ASSOCIATES, INC.

3A-463	DC	Orrin Thompson Construction Company

4M-65	DC	ORRIN THOMPSON HOMES, CORP.

10A-543	DC	Oshkosh/McNeilus Financial Services, Inc.

5H-893	DC	OTTER TAIL VALLEY RAILROAD COMPANY, INC.

1560402-2	DC	PAN-MOR, INC.

8M-289	DC	Party America Franchising, Inc.

10C-6	DC	Parvest, Inc.

1527241-2	DC	Paul Bunyan Tools, Inc.

783516-2	DC	Paul Weitz DVM, PSC

9N-663	DC	Pen Rite Systems, Inc:

11G-919	DC	Pet Services of Minnesota, P.C.

5Y-266	DC	Peterson Demolition, Inc.

9W-503	DC	PhytoLabs, Inc.

5F-522	DC	Pickands Hibbing Corporation

4B-707	DC	Planmark, Inc.

924220-2	DC	Plantavit Cooperative

10T-31	DC	PlantFloor.com. Incorporated

6Q-17	DC	PLASMA COATINGS OF MN, INC.

11T-304	DC	Platco, Inc.

3S-750	DC	PP AP Printing, Inc.

1P-528	DC	Preferred Products, Inc.

4P-440	DC	PRIMEVEST Financial Services, Inc.

7P-410	DC	Prism Strategic Services, Inc.

1858660-2	DC	PRO HOME WORKS, INC.

0-1036	DC	Product Design & Engineering, Inc.

F-724	DC	Professional Services Group, Inc.

6D-240	DC	Protective Coatings Technology, Inc.

1943577-2	DC	Provident Waste Solutions, Inc.

12P-641	DC	ProviNet Corporation

7G-884	DC	PROXIMITY CONTROLS CORP.

8Q-375	DC	PTI Communications of Minnesota, Inc.

12Q-300	DC	Quantrell Cadillac, Inc.

10R-743	DC	Quartz Surface Supplies, Inc.

8C-826	DC	Rainforest Cafe, Inc.

10A-234	DC	RAY PETERSON CONSULTING, INC.

2B-463	DC	Re-Cy-Co., Inc.

COOP-3761	DC	Recreational Equipment, Inc.

9W-162	DC	RecruitUSA Inc.

9C-609	DC	RED LION INC.

4S-751	DC	Red Rock of Minnesota, Inc.

3I-1140	DC	Redmond Products, Inc.

11T-856	DC	Relativity Studio, Inc.

1256199-2	DC	Reliance Capital Corporation

3Z-1007	DC	ReliaStar Investment Research, Inc.

9V-572	DC	ReliaStar Payroll Agent, Inc.

10E-439	DC	REM ARROWHEAD, INC.

3Y-546	DC	REM Central Lakes, Inc.

2Q-574	DC	REM Consulting & Services, Inc.

6B-752	DC	REM Health, Inc.

2M-309	DC	REM Heartland, Inc.

4V-196	DC	REM Hennepin, Inc.

9N-383	DC	REM Home Health, Inc.

6X-824	DC	REM Management, Inc.

9R-94	DC	REM Minnesota Community Services, Inc.

6W-354	DC	REM Minnesota, Inc.

9X-102	DC	REM North Star, Inc.

5O-246	DC	REM Ramsey, Inc.

6M-347	DC	REM River Bluffs, Inc.

4V-528	DC	REM South Central Services, Inc.

3R-467	DC	REM Southwest Services, Inc.

81-635	DC	REM Woodvale, Inc.

3X-322	DC	REM, Inc.

10B-951	DC	Rice Farm Supply, Inc.

5G-671	DC	RIDGEDALE PRINTS PLUS, INC.

983954-3	DC	Right Click Technologies, Incorporated

11Q-818	DC	Rise to Fame Inc.

1T-474	DC	Risk Planners, Inc.

4N-316	DC	Ritrama, Inc.

1468701-2	DC	Riza Technologies, INC.

5S-987	DC	Rogers Benefit Group, Inc.

3N-166	DC	Rosco Manufacturing Company

Q-487	DC	Rosemount, Inc.

Y-702	DC	Sanford Associates, Inc.

1467757-2	DC	SCC Holding Corporation

9O-920	DC	Schreiber Technologies, Inc.

12I-911	DC	Schwan’s Global Consumer Brands, Inc.

12I-913	DC	Schwan’s Global Food Service, Inc.

1253236-6	DC	Schwan’s Global Home Service, Inc.

12L-841	DC	Schwan’s Global Supply Chain, Inc.

12I-915	DC	Schwan’s Research and Development, Inc.

120-989	DC	Schwan’s Sales Enterprises, Inc.

F-797	DC	Scott-Rice Telephone Co.

2I-166	DC	Sealy of Minnesota, Inc.

1623418-2	DC	Shebec Mobile Solutions Inc.

1532147-2	DC	Shivasai Global Technologies, Inc.

10S-379	DC	Shultz & Associates, Ltd.

2111638-2	DC	Sierra Vista Natural Foods Cooperative

980010-2	DC	Silestone & Marble Distribution Services West Coast

2183145-2	DC	SILVER STATE FINANCIAL SERVICES OF MINNESOTA, INC.

699372-3	DC	Simply Perches, Incorporated

8M-497	DC	Sine Qua Non, Incorporated

1449866-2	DC	Skippy Transportation, Inc.

10Q-571	DC	Skyway Printing & Copying, Inc.

4R-1173	DC	SMCA, Inc.

11E-992	DC	SoftLink Solutions, Inc.

6L-316	DC	Sontra Medical Corporation

10Z-560	DC	Sopheon Corporation

5Y-862	DC	Southern Minnesota Construction Company, Inc.

8S-770	DC	SOUTHERN MINNESOTA SHOPPERS, INC.

1836923-2	DC	Sportsman’s Recipes, Inc.

5R-264	DC	Spruce Ridge, Inc.

1Z-594	DC	St. Cloud Surgical Center, Inc.

2189459-2	DC	STAMM & LARSON INCORPORATED

1C-445	DC	Stearns, Inc.

1V-871	DC	Stevens Van Lines, Inc.

549-AA	DC	STOCKBRIDGE INSURANCE COMPANY

9Y-436	DC	Stone Suppliers, Inc.

12K-113	DC	Stone Systems & Services, Inc.

800473-4	DC	Stone Systems of the Bay Area, Inc.

V-645	DC	Straus Knitting Mills, Inc.

11E-827	DC	Street Eats Limited

789804-2	DC	Stringer Business Systems, Inc.

8C-377	DC	Sunnyside, Inc.

8K-515	DC	Sunrise Publications, Inc.

1196358-2	DC	Sunsoft Consulting, Inc.

12A-487	DC	SuperShuttle of Minnesota, Inc.

2139622-2	DC	SUPERVALU India, Inc.

4X-214	DC	SUPERVALU Pharmacies, Inc.

2139622-3	DC	SUPERVALU Services USA, Inc.

7C-793	DC	Supervalu Transportation, Inc.

4G-227	DC	Surgicare of Minneapolis, Inc.

1369501-2	DC	Susan Meech, Inc.

1818187-2	DC	Swanson Property and Realty, Inc.

1121424-4	DC	Sweet Endeavor, Inc.

26671-AA	DC	Syracuse Mining Company

1761626-4	DC	TAMARACK MATERIALS NORTHLAND, INC.

3W-799	DC	Tamarack Materials, Inc.

1461058-2	DC	TCF International Operations, Inc.

10G-141	DC	TCF Investments Management, Inc.

5Y-476	DC	TCI Cablevision of Minnesota, Inc.

1145272-2	DC	TCIC, INC.

12B-352	DC	Technology Savings Group, Inc.

2139230-2	DC	Templeton Funds Annuity Company

1E-182	DC	Temroc Metals, Inc.

5K-62	DC	Tescom Corporation

12A-420	DC	The Firebaugh Group, Inc.

4M-383	DC	The HoneyBaked Ham Company

11L-595	DC	The Kenna Group Corporation

4Q-68	DC	THE KOSKOVICH COMPANY, INC.

3F-333	DC	The Miller Publishing Company, Inc.

11P-181	DC	The News Room, Inc.

10Q-468	DC	The Noodle Shop, Co. - Minnesota, Inc.

4W-1023	DC	THE PRESS OF OHIO, INC.

12I-912	DC	The Schwan Food Company

2Y-349	DC	The Sportsman’s Guide, Inc.

1R-698	DC	The Waukon Corporation

5B-554	DC	ThorWorks Industries, Inc.

2118022-2	DC	Tig-Co, Inc.

11F-483	DC	Tigerquote.com Insurance Agency of Minnesota, Inc.

544080-2	DC	TMCK ASSOCIATES, INC.

560410-4	DC	Toll MN GP Corp.

1254089-2	DC	Total Care Pharmacy, Inc.

5N-591	DC	Total In-Store Merchandising Enterprises, Inc.

2N-1048	DC	Tower Systems, Inc.

1510327-2	DC	TPB, Inc.

11T-489	DC	TRANSAMERICA RETIREMENT MANAGEMENT, INC.

60-697	DC	Transworld Network, Corp.

1C-955	DC	Triad Investments, Inc,

1889991-2	DC	Triple J C, Inc.

1M-1074	DC	TTM Advanced Circuits, Inc.

9M-494	DC	Tutronics Corporation

1U-909	DC	U-Haul Co. of Minnesota

5M-225	DC	ULTRA PAC, INC.

5X-916	DC	ULTRA PURE SYSTEMS, INC.

2M-698	DC	United HealthCare Services, Inc.

1J-780	DC	United Steel Products Company, Inc.

2X-615	DC	UnitedHealth Group Incorporated

5D-113	DC	VADEKO U.S.A. INC.

11F-226	DC	Valspar Credit Corporation

11N-582	DC	Valspar Sourcing, Inc.

6S-663	DC	Valu Ventures, Inc.

2T-24	DC	VAN BLOEM, INC.

2W-979	DC	Vans of Minnesota, Inc.

4K-74	DC	Varsity Spirit Fashions & Supplies, Inc.

1494519-2	DC	Venn Software Solutions, Inc.

4Z-319	DC	Veolia ES Rolling Hills Landfill, Inc.

12A-804	DC	Veolia ES Vasko Rubbish Removal, Inc.

3I-535	DC	Veolia ES Vasko Solid Waste, Inc.

1792666-2	DC	Verista Imaging, Inc.

4P-346	DC	Verso Technologies, Inc.

6W-662	DC	VHG, INC.

11D-555	DC	Vibes Technologies, Inc.

1296728-2	DC	Video Chat Systems, Inc.

2I-1138	DC	Viking Materials, Inc.

7L-758	DC	Voyageur Disposal Processing, Inc.

10G-623	DC	W.J. Clark & Company, Inc.

9W-498	DC	Wasatch Funds, Inc.

1W-613	DC	Waste Management of Minnesota, Inc.

141-AA	DC	Waterous Company

11J-634	DC	Watershed Gutters, Inc.

5A-256	DC	WAYZATA PHYSICAL THERAPY CENTER, INC.

3W-975	DC	Web.com, Inc.

3X-954	DC	West Materials, Inc.

6D-86	DC	West Suburban Health Partners, Inc.

1644466-2	DC	Widell Real Estate Properties Inc.

3T-26	DC	Willis of Minnesota, Inc.

2-AA	DC	Wilton Reassurance Company

I-553	DC	Woodlake Sanitary Service, Inc.

4T-750	DC	Wound Care Centers, Inc.

10T-54	DC	Write Wright, Inc.

11L-545	DC	MRS, Inc.

9U-946	DC	XPERTECH SOLUTIONS, INC.

1996011-2	DC	Zimmerman Adjusting Inc.

STATE OF MINNESOTA

DEPARTMENT OF STATE

I hereby certify that this is a true and complete copy of the document as filed for record in this office.

DATED 11/2/2011

/s/

Secretary of State

By /s/

Office of the Minnesota Secretary of State

Minnesota Business & Nonprofit Corporations

Amendment to Articles of Incorporation

Minnesota Statutes, Chaplin. 302A or 317A

Read the instructions before completing this form.

Filing Fee: $55 for expedited service in-person and online filings, $35 for mail

1. Corporate Name: (Required) Veolia ES Vasko Rubbish Removal, Inc.

List the name of the company prior to any desired name change

2. This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

Format: (mm/dd/yyyy)    N/A

3. The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional pages.

ARTICLE I

The name of the Corporation shall be Advanced Disposal Services Vasko Rubbish Removal, Inc.

4. This amendment has been approved pursuant to Minnesota Statutes, Chapter 302A or 317A.

5. I, the undersigned, certify that I am signing this document as the person whose signature is required, or as agent of the person(s) whose signature would be required who has authorized me to sign this document on his/her behalf, or in both capacities. I further certify that I have completed all required fields, and that the information in this document is true and correct and in compliance with the applicable chapter of Minnesota Statutes. I understand that by signing this document I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this document under oath.

/s/

Signature of Authorized Person or Agent

Date November 29, 2012

Email Address for Official Notices

Enter an email address to which the Secretary of State can forward official notices required by law and other notices: CSBROWN@WINSTON.COM

Check here to have your email address excluded from requests for bulk data, to the extent allowed by Minnesota law.

List a name and daytime phone number of a person who can be contacted about this form:

Contact Name CAMERON BROWN	Phone Number	212-294-5306

Entitles that own, lease, or have any financial interest in agricultural land or land capable of being farmed must register with the MN Dept. of Agriculture’s Corporate Farm Program.

Does this entity own, lease, or have any financial interest in agricultural land or land capable of being farmed? Yes ☐ No ☐